UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2004

IDEXX LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-19271 (Commission file number)	01-0393723 (I.R.S. Employer Identification No.)

One IDEXX Drive, Westbrook, Maine (Address of principal executive offices)	04092 (Zip Code)

(207) 856-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

On January 26, 2004, IDEXX Laboratories, Inc. issued a press release announcing earnings results for the quarter and year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 12.

In accordance with general instructions to Form 8-K, the information in this Form 8-K and the Exhibit attached hereto is being furnished under Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.
Date: January 26, 2004	By:	/s/ Merilee Raines Merilee Raines Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of IDEXX Laboratories, Inc. dated January 26, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.